Employee Stock Ownership Plan	12 Months Ended
Dec. 31, 2012
Employee Stock Ownership Plan/Stock-Based Compensation [Abstract]
EMPLOYEE STOCK OWNERSHIP PLAN

NOTE 13 – EMPLOYEE STOCK OWNERSHIP PLAN

During 2007, the Bank implemented an Employee Stock Ownership Plan (“ESOP”), which covers substantially all of its employees. In connection with the second step stock offering on October 4, 2012 the Company issued 270,768 shares of common stock which were added to 59,650 allocated converted shares and 178,949 unallocated converted shares from the original ESOP for a total of 509,367 shares. The 449,717 unallocated shares of common stock are eligible for allocation under the ESOP in exchange for a twenty-year note in the amount of $3.6 million. The $3.6 million for the ESOP purchase was borrowed from the Company with the ESOP shares being pledged as collateral for the loan.

The loan is secured by shares purchased with the loan proceeds and will be repaid by the ESOP with funds from the Bank’s contributions to the ESOP and earnings on ESOP assets. The Company makes discretionary contributions to the ESOP, as well as paying dividends on unallocated shares to the ESOP, and the ESOP uses funds it receives to repay the loan. When loan payments are made, ESOP shares are allocated to participants based on relative compensation and expense is recorded. Dividends on allocated shares increase participant accounts.

Participants receive the shares at the end of employment.

Contributions to the ESOP during 2012 and 2011 were $201 and $114. ESOP related expenses totaled $195 and $81 during 2012 and 2011.

Shares held by the ESOP were as follows at year-end:

	2012	2011

Allocated to participants	82,136	59,650
Unearned	427,231	178,949

Total ESOP shares	509,367	238,599

Fair value of unearned shares	$3,751	$1,085